UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2019

ARC GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54226	59-3649554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1409 Kinsley Ave., Ste. 2 Orange Park, FL	32073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 741-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement.

Acquisition of WingHouse Concept

On October 11, 2019, ARC Group, Inc. (the “Company”) and ARC WingHouse, LLC, a Florida limited liability company that is a wholly-owned subsidiary of the Company (“ARC WingHouse”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Soaring Wings, LLC, a Florida limited liability company (“Soaring Wings”), Soaring Wings HQ, LLC, a Florida limited liability company (“Soaring Wings HQ”), Soaring Wings Advertising, LLC, a Florida limited liability company (“Soaring Wings Advertising”), Soaring Wings IP, LLC, a Florida limited liability company (“Soaring Wings IP”), and the wholly-owned subsidiaries of Soaring Wings that own and operate all of the Restaurants (as defined below) (the “WH Operating Entities”). Soaring Wings, Soaring Wings HQ, Soaring Wings Advertising, Soaring Wings IP and the WH Operating Entities are sometimes collectively referred to as the “Sellers” and each a “Seller”. The Company and ARC Winghouse are sometimes collectively referred to as the “Purchasers”. The transactions contemplated by the Asset Purchase Agreement are sometimes referred to herein collectively as the “Acquisition”. The closing of the Acquisition occurred on October 11, 2019 (the “Closing Date”).

Sellers are the owners and operators of the WingHouse Bar and Grill restaurant concept (the “WingHouse Concept”), which is comprised of 24 WingHouse Bar and Grill restaurants (the “Restaurants”). Purchasers agreed to pay the Sellers a total of $18,000,000 as adjusted pursuant to a working capital adjustment (the “Purchase Price”), and to assume, satisfy and discharge certain assumed liabilities. On the Closing Date, ARC WingHouse paid $11,000,000 to the Sellers and delivered to Sellers a promissory note in the amount of $1,000,000 (the “Purchaser Note”). The Purchaser Note accrues interest at a rate of five percent (5%) per annum. The Purchaser Note is due and payable in a single payment on the earliest to occur of the following: (i) the first anniversary of the date of the Purchaser Note, (ii) the merger or sale of substantially all the membership interest or assets of ARC WingHouse, and (iii) the liquidation, dissolution or winding up of ARC WingHouse. In addition, ARC WingHouse delivered to SW WH Holdings, LLC, a Florida limited liability company (“SW WH Holdings”), an equity interest in ARC WingHouse representing a ten percent (10%) ownership interest in ARC WingHouse (the “Equity Interest”). The Company also agreed to deliver to Soaring Wings shares (the “ARC Stock”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on each of the first three anniversaries of the Closing Date. The number of shares of Common Stock to be delivered on each anniversary shall be equal to the quotient of $1,000,000 divided by the following per share prices: (i) $1.40 per share of Common Stock on the first anniversary, (ii) 2.00 per share of Common Stock on the second anniversary, and (iii) $3.00 per share of Common Stock on the third anniversary (collectively, the “ARC Stock Consideration”). The per share price of the ARC Stock Consideration will be equitably adjusted for any stock dividend, stock split, reverse stock split or recapitalization. If the ARC Stock is not listed and quoted for trading on the NYSE, NASDAQ Global Select Market, NASDAQ Global Market or NASDAQ Capital Market on any of the first, second and third anniversaries of the Closing (the first such anniversary referred to as a “Listing Failure Anniversary”), then ARC WingHouse shall pay $1,000,000 cash to Soaring Wings on the Listing Failure Anniversary and each anniversary of the Closing after a Listing Failure Anniversary (if any), ending on the third anniversary of the Closing Date in full satisfaction of the Company’s obligation to deliver the ARC Stock Consideration to Soaring Wings on the Listing Failure Anniversary and each anniversary thereafter, ending on the 3rd anniversary (the “Contingent Cash Consideration”). Notwithstanding the existence of a Listing Failure Anniversary, Soaring Wings may, in its sole discretion, elect to receive ARC Stock on the Listing Failure Anniversary and/or any anniversary after the Listing Failure Anniversary in lieu of a $1,000,000 cash payment by providing ARC WingHouse with written notice no less than 30 days before the Listing Failure Anniversary or subsequent anniversary, as applicable. The ARC Stock Consideration is subject to the terms of a Put Agreement (as defined below), and Sellers were granted customary piggy-back registration rights with respect to the ARC Stock Consideration.

The Asset Purchase Agreement contains customary representations, warranties and covenants of each of the parties thereto. The Asset Purchase Agreement also contains customary indemnification provisions whereby each party will indemnify the other party for losses arising out of inaccuracies in, or breaches of, the representations, warranties and covenants made by such party under the Asset Purchase Agreement and certain other matters. The Sellers are responsible for all income taxes related to the operation of the Restaurants on or before the Closing Date, and the Purchasers are responsible for all income taxes related to the operation of the Restaurants after the Closing Date. All transfer, sales, use and other non-income taxes will be borne equally by the Purchasers and the Sellers.

Also on August 3, 2018, the Purchasers entered into a Put Agreement (the “Put Agreement”; together with the Asset Purchase Agreement, the “Purchase Agreements”) with Soaring Wings pursuant to which Soaring Wings was granted the right, but not the obligation, upon written notice to the Purchasers given at any time before the Put Deadline (as defined below), to require the Company to purchase, for cash, at the Put Closing (as defined below), all or any portion of the shares of ARC Stock received by Soaring Wings under Section 1.2(c) of the Asset Purchase Agreement or Section 15 of the Put Agreement. In the event Soaring Wings receives ARC Stock pursuant to Section 1.2(c) of the Asset Purchase Agreement and puts all of such ARC Stock to the Company, then the amount payable by the Company to Soaring Wings at the Put Closing shall be equal to the Put Price (as defined below). In the event Soaring Wings elects to put only a portion of such shares to the Company, either because Soaring Wings received Contingent Cash Consideration on one or more of such anniversaries, Soaring Wings sold some of the ARC Stock, Soaring Wings elected to retain some of the ARC Stock and put only a portion of the ARC Stock to the Company, and/or for any other reason, then the amount payable by the Company to Soaring Wings at the Put Closing will calculated in the following manner: (x) the Put Price, multiplied by (y) a fraction, the numerator of which is the number of shares of ARC Stock put to the Company by Soaring Wings hereunder, and the denominator of which is the number of shares of ARC Stock received by Soaring Wings under the Asset Purchase Agreement had Soaring Wings received ARC Stock on each of the first, second and third anniversaries of the Closing Date. The amount payable by the Company to Soaring Wings at the Put Closing is referred to herein as, the “Put Payment”. In the event that Soaring Wings receives the Put Price from Purchasers, then, without any action on the part of the Purchasers, SW WH Holdings or any other person, the Equity Interest will be immediately terminated and forfeited to ARC WingHouse and no longer be owned beneficially or of record by SW WH Holdings.

For the purposes hereof, “Put Price” means an amount equal to: (i) $6,000,000, less (ii) the aggregate dividends (if any) received by Soaring Wings from the Company attributable to any shares of ARC Stock received by Soaring Wings under Section 1.2(c) of the Asset Purchase Agreement and not required to be paid to City National Bank (as defined below) pursuant to that certain Subordination Agreement, dated October 11, 2019, by ARC WingHouse and Soaring Wings for the benefit of City National Bank (the “Subordination Agreement”), less (iii) the aggregate distributions (other than tax distributions) made by ARC WingHouse to Soaring Wings under its operating agreement that are not required to be paid to City National Bank pursuant to the Subordination Agreement, less (iv) the aggregate cash payments made by Purchaser to Soaring Wings following a Listing Failure Anniversary pursuant to Section 1.2(c) of the Asset Purchase Agreement that are not required to be paid to City National Bank pursuant to the Subordination Agreement (and for the avoidance of doubt, were not applied to satisfy losses pursuant to Section 7.9(b) under the Asset Purchase Agreement), less (v) the aggregate amount of losses satisfied by Sellers to Purchasers or their indemnitees pursuant to Sections 7.9(a), (b) and (c) under the Asset Purchase Agreement that are not required to be paid to City National Bank pursuant to the Subordination Agreement.

For the purposes hereof, “Put Deadline” means the later of (y) the fifth anniversary of the Closing Date and (z) 12 months following the date on which the Company provides written notice to Soaring Wings that: (i) it has indefeasibly paid and satisfied in full the Loan (as defined below), (ii) Soaring Wings is not restricted from exercising its rights under this Agreement (in whole or in part) pursuant to the Subordination Agreement, or otherwise, and (iii) the Company has legally sufficient funds to pay the Put Payment in full.

In connection with the closing of the Acquisition, Seenu G. Kasturi executed a guaranty in favor of Soaring Wings guaranteeing all of the Purchasers’ obligations under the Asset Purchase Agreement, the Put Agreement, and the Purchaser Note.

The Purchase Agreements have been included solely to provide readers with information regarding their respective terms. They are not intended to be a source of financial, business or operational information about the parties thereto or their respective subsidiaries or affiliates, if any. The representations, warranties and covenants contained in the Purchase Agreements were made solely for purposes of the agreements and as of specific dates, were made solely for the benefit of the parties thereto, and may be subject to qualifications and limitations agreed upon by the parties, including being qualified by confidential disclosures. The representations, warranties and covenants may have been made for the purpose of allocating contractual risk between the parties to the agreement instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to the agreement that differ from those applicable to readers. Readers should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreements or their respective subsidiaries or affiliates, if any. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreements, which subsequent information may or may not be fully reflected in the Company’s filings with the Securities and Exchange Commission (“SEC”) or other public disclosures.

The foregoing description of the Asset Purchase Agreement and Put Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement and Put Agreement, copies of which are attached hereto as Exhibits 2.1 and 10.1, respectively, and incorporated by reference herein.

Financing of WingHouse Acquisition

On October 11, 2019, ARC WingHouse entered into a Loan Agreement (the “Loan Agreement”) with City National Bank of Florida (“City National Bank”) pursuant to which the Company borrowed $12,250,000 (the “Loan”) to help fund the acquisition of the WingHouse Concept. In connection therewith, ARC WingHouse issued a promissory note in favor of City National Bank in the amount of $12,250,000 (the “CNB Note”). Interest accrues under the CNB Note at a rate of six percent (6%) per annum. The entire outstanding principal balance of the CNB Note plus all accrued interest is due and payable in full on October 11, 2024.

ARC WingHouse may make prepayments of principal under the CNB Note, provided, however, that (i) if ARC WingHouse prepays any portion of the outstanding balance of the CNB Note during the first year of the term of the CNB Note, ARC WingHouse shall pay a fee to City National Bank in an amount equal to three percent (3%) of the amount prepaid by ARC WingHouse in excess of $2,250,000, (ii) if ARC WingHouse prepays any portion of the outstanding balance of the CNB Note during the second year of the term of the CNB Note, ARC WingHouse shall pay to City National Bank a fee in an amount equal to two percent (2%) of the amount prepaid by ARC WingHouse, and (iii) if ARC WingHouse prepays any portion of the outstanding balance of the CNB Note during the third (3rd) year of the term of the CNB Note, ARC WingHouse shall pay to City National Bank a fee in an amount equal to one percent (1%) of the amount prepaid by ARC WingHouse. Thereafter, ARC WingHouse may make prepayments of principal under the CNB Note without penalty or premium.

Seenu G. Kasturi, as guarantor for the loan, deposited $1,250,000 with City National Bank in an account that is under the sole control of City National Bank. Mr. Kasturi granted a security interest to City National Bank in the account and the funds held therein as security for the loan. City National Bank will return the funds to Mr. Kasturi in the event ARC WingHouse contributes a like amount of funds to City National Bank. City National Bank will return all funds held in the account to Mr. Kasturi or ARC WingHouse, as applicable, upon repayment of the loan by ARC WingHouse.

In addition, ARC WingHouse deposited $1,000,000 with City National Bank in an account that is under the sole control of City National Bank. ARC WingHouse granted a security interest to City National Bank in the account and the funds held therein as security for the loan. After April 11, 2020, but no sooner than City National Bank receives ARC WingHouse’s audited financial statements for the year ended December 31, 2019 and ARC Winghouse’s quarterly financial statements for the quarter end March 30, 2020, so long as ARC Winghouse is in compliance with the financial covenants contained in the Loan Agreement and no event of default as occurred, City National Bank, upon the request of ARC WingHouse, will disburse certain amounts to pay down the Purchaser Note.

The Loan Agreement contains certain covenants and provisions that affect ARC WingHouse, including, without limitation, financial covenants and provisions that require that ARC WingHouse maintain certain financial ratios, restrict its ability to create or incur certain indebtedness, and restrict its ability to create or incur certain liens on its property. The Loan Agreement also contains customary representations, warranties and covenants, as well as customary events of default, including payment defaults, breaches of covenants, and a default upon the occurrence of a material adverse change affecting ARC WingHouse. Upon the occurrence of an event of default, City National Bank may declare all outstanding obligations immediately due and payable and exercise all their rights and remedies as set forth in the Loan Agreement and the CNB Note and under applicable law.

The CNB Note is secured, in part, by that that certain Security Agreement, dated October 11, 2019, executed by ARC WingHouse in favor of City National Bank (as the same may be amended or modified from time to time, the “Security Agreement”), granting City National Bank a lien and security interest in and to all assets owned by ARC WingHouse. In addition, the Company entered into a Negative Pledge Agreement, dated October 11, 2019, pursuant to which the Company agreed not to: (i) sell, transfer, assign or lease any of its assets, except for the transfer or sale of assets in the ordinary course of business for at least equal consideration, (ii) create, incur, assume or suffer to exist certain types of liens on its assets, (iii) enter into any agreement with any person other than City National Bank which prohibits or limits the ability of the Company to create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien or other encumbrance upon any of its assets, and (iv) create, incur, assume or suffer to exist certain types of indebtedness.

In connection with the completion of the Loan, Seenu G. Kasturi executed a guaranty in favor of City National Bank guaranteeing all of ARC WingHouse’s obligations under the CNB Note, the Loan Agreement and the other loan documents executed in connection therewith.

The foregoing description of the Loan Agreement, CNB Note and Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement and Put Agreement, copies of which are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and incorporated by reference herein.

Related-Party Information

Mr. Kasturi serves as the Chief Executive Officer and Chairman of the Board of Directors for the Company and beneficially owns approximately 29.5% of the issued and outstanding shares of Common Stock and 100% of the issued and outstanding shares of Series A Convertible Preferred Stock. Mr. Kasturi also serves as the President, Treasurer and Secretary, and sole member of, Raceland QSR, LLC (“Raceland”) and owns all of the equity interests in Raceland. Raceland is the landlord for the property on which one of the restaurants owned by the Company is located. In addition, Mr. Kasturi serves as the Chief Executive Officer, Treasurer and Secretary, and as the sole member of the board of directors, of Blue Victory Holdings, Inc., a Nevada corporation (“Blue Victory”), and owns 90% of the equity interests in Blue Victory. The Company owed $105,955 to Blue Victory under an unsecured loan with Blue Victory as of June 30, 2019. The Company also has a $50,000 revolving line of credit facility with Blue Victory.

The Company is also party to a secured convertible promissory note with Mr. Kasturi pursuant to which the Company borrowed $622,929 to help finance the acquisition of substantially all of the assets of the “Fat Patty’s” restaurant brand. Mr. Kasturi has the right, at any time during the term of the note and from time to time, to convert all of any portion of the outstanding principal of the note, together with accrued and unpaid interest payable thereon, into shares of the Company’s common stock at a conversion rate of $1.36 per share. The note is secured by all of the assets of the Company.

On October 30, 2018, the Company entered into an agreement with SDA Holdings, LLC (“SDA Holdings”) and Fred D. Alexander to purchase all of the issued and outstanding membership interests in SDA Holdings. Upon closing of this acquisition, the Company will issue 666,667 shares of common stock to Mr. Kasturi, place 718,563 shares of common stock into escrow to replace a like number of shares placed in escrow by Mr. Kasturi, and through a wholly-owned subsidiary, be the obligor under a demand promissory note in favor of Mr. Kasturi in the principal amount of up to $2,500,000.

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Asset.

The information contained in Item 1.01 above is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference herein.

Section 3 - Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of this Current Report on Form 8-K (this “Report”) will be filed by amendment to this Report no later than 71 calendar days after the date this Report is required to be filed with the SEC.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of this Report will be filed by amendment to this Report no later than 71 calendar days after the date this Report is required to be filed with the SEC.

(d)	Exhibits.

2.1	Asset Purchase Agreement, dated October 11, 2019, by and among ARC Group, Inc., ARC WingHouse, LLC, Soaring Wings, LLC, Soaring Wings HQ, LLC, Soaring Wings Advertising, LLC, Soaring Wings IP, LLC, and the other persons party thereto

10.1	Put Agreement, dated October 11, 2019, by and between ARC Group, Inc., ARC WingHouse, LLC and Soaring Wings, LLC

10.2	Loan Agreement, dated October 11, 2019, by and between ARC WingHouse, LLC and City National Bank of Florida

10.3	Promissory Note, dated October 11, 2019, issued by ARC WingHouse, LLC in favor of City National Bank of Florida

10.4	Security Agreement, dated October 11, 2019, execute by ARC WingHouse, LLC in favor of City National Bank of Florida

* * * * *

Cautionary Statement Regarding Forward-Looking Statements

This Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and are intended to be covered by the safe harbor created thereby. All statements other than statements of historical fact contained herein, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected revenues and costs, and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from results proposed in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to: (i) the integration of the WingHouse Concept into the Company’s business, which will require significant time, attention and resources of the Company’s senior management and others within the Company, potentially diverting their attention from other aspects of the Company’s business, (ii) the future results of operations and performance of the WingHouse Concept, which could differ significantly from management’s expectations and estimates, (iii) the potential adverse effects on the Company’s business, properties or operations caused by the Company completing the transactions described herein (the “Transactions”), (iv) the costs, fees, expenses and charges related to or triggered by the Transactions that may in the future be incurred by the Company, (v) the initiation or outcome of any legal or regulatory proceedings related to the Transactions that may be instituted against the Company, and (vi) the effect that the Transactions will have on the price of the Company’s shares of Common Stock. Additional factors that could cause actual results to differ materially from the Company’s expectations are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and its other filings and submissions with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. All information set forth in this Report is accurate as of October 17, 2019. Except as required by law, the Company does not intend, and assumes no obligation, to update or revise this information to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC GROUP, INC.

Dated: October 17, 2019	/s/ Alex Andre
Alex Andre
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated October 11, 2019, by and among ARC Group, Inc., ARC WingHouse, LLC, Soaring Wings, LLC, Soaring Wings HQ, LLC, Soaring Wings Advertising, LLC, Soaring Wings IP, LLC, and the other persons party thereto

10.1	Put Agreement, dated October 11, 2019, by and between ARC Group, Inc., ARC WingHouse, LLC and Soaring Wings, LLC

10.2	Loan Agreement, dated October 11, 2019, by and between ARC WingHouse, LLC and City National Bank of Florida

10.3	Promissory Note, dated October 11, 2019, issued by ARC WingHouse, LLC in favor of City National Bank of Florida

10.4	Security Agreement, dated October 11, 2019, execute by ARC WingHouse, LLC in favor of City National Bank of Florida